ANNUAL REPORT


December 31, 1995


INVESCO
VARIABLE
INVESTMENT
FUNDS,
INC.


VIF - Industrial Income Portfolio
VIF - Total Return Portfolio
VIF - High Yield Portfolio
VIF - Utilities Portfolio


INVESCO FUNDS

Economic Overview                                                   January 1996
      1995 will long stand out as a banner year for U.S. investors. The S&P 500 achieved a total return of 37.46% for the 12 months ended 12/31/95, only the fourth time in fifteen years the broad market returned over 25%. By other measures, market results were even more exciting: The Dow Jones Industrial Average broke 5000 for the first time in history, and fixed-income markets followed suit, with the Lehman Government/Corporate Bond Index gaining 19.24%.1
      This spectacular performance was influenced by a number of positive economic factors. Inflation was low at a mere 2.8%, unemployment was down, and growth in Gross Domestic Product slowed to apparently sustainable levels. In addition, the Federal Reserve Board cut short-term interest rates by .25% in July and again on December 19, and there may well be more cuts in 1996.
      By year-end, however, the broad market expansion appeared to be slowing down, with the S&P growing just 1.94% in December.1 And January brought choppy financial waters as the broad market whipsawed in the wake of stalled federal budget negotiations.
      Until a budget settlement is reached in Washington, it seems likely that the financial markets will remain volatile. However, we feel that budget approval will ultimately restore the stock market to moderate growth levels, heralding the beginning of a trend for both the U.S. stock and bond markets throughout 1996.
      This year, the markets should get some help from slow, steady economic growth, but earnings improvements almost certainly won't see the dramatic gains enjoyed in 1995. In addition, although business investment is expected to be lower in '96, U.S. companies should continue to enjoy expanded sales overseas. Therefore, although we may see corrections in some sectors, we expect advances in securities prices to be in the single-digit range for 1996.

/s/ R. Dalton Sim
-----------------
R. Dalton Sim
Chairman and President
INVESCO Trust Company



INVESCO Variable Investment Funds, Inc.
      The line graphs in each of the following sections illustrate the value of a $10,000 investment in the individual INVESCO Variable Investment Funds, plus reinvested dividends and capital gain distributions, for the period from inception through 12/31/95.2 (Of course, past performance is not a guarantee of future results.)
      The charts and other total return figures cited reflect each portfolio's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.

VIF-Industrial Income Portfolio

                               Industrial Income Portfolio
                               Average Annual Total Return
                                     as of 12/31/952

                           1 year                       29.25%
                           -----------------------------------
                           Since inception (8/94)       20.89%
                           -----------------------------------

      For the one year period ended 12/31/95, VIF-Industrial Income Portfolio returned 29.25%.2 (Of course past performance is not a guarantee of future results.) As the Fund is a blended portfolio containing approximately 60% stocks and 40% bonds at year-end, this return is significantly higher than the Lehman Government/Corporate Bond Index return of 19.24%, and is below the S&P 500 return of 37.46% for the same period.1
      The portfolio's combination of stock and bond investments allows the Fund to pursue its primary mission of providing high current income with the potential for capital appreciation, yet remain defensive against potential equity market downturns.
      Equities are selected from major companies with average market capitalizations of $10 to $20 billion dollars. As of 12/31/95 portfolio allocations were diversified across nine investment sectors, with specific companies such as General Electric and AT&T Corp chosen for their ability to benefit from global economic growth, superior competitive positions, and financially strong balance sheets and management.
      The fixed-income segment is managed to pursue a high total return through a unique "barbell" portfolio structure. Almost half of the bonds are in AAA-rated government securities, seeking to provide the portfolio with stability. The remainder is invested primarily in below-investment grade corporate bonds, generating higher current income with significant opportunities for capital appreciation. For example, following its acquisition by Time Warner, Cablevision Industries' rating was increased, enhancing the portfolio's performance.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO VIF-Industrial Income Portfolio to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 12/31/95.

Fund Managers
      VIF-Industrial Income Portfolio is co-managed by two INVESCO Trust Company senior vice presidents. Industry veteran Charles P. Mayer oversees the equity portion of the holdings. He began his investment career in 1969, and previously managed a sizable equity portfolio for Westinghouse Pension Investment Corporation. Mr. Mayer earned his MBA from St. John's University and BA from St. Peter's College.
      Donovan J. (Jerry) Paul manages the portfolio's fixed-income investments. He earned his MBA from the University of Northern Iowa, as well as a BBA from the University of Iowa. A Chartered Financial Analyst, Mr. Paul has more than 20 years of experience in the securities industry. He joined INVESCO in 1994; previously, he was director of fixed-income research for Stein, Roe & Farnham. Mr. Paul also manages VIF-High Yield Portfolio.

VIF-Total Return Portfolio

                                  Total Return Portfolio
                                Average Annual Total Return
                                     as of 12/31/952

                           1 year                       22.79%
                           -----------------------------------
                           Since inception (6/94)       15.10%
                           -----------------------------------

      For the one year period ended 12/31/95, VIF-Total Return Portfolio returned 22.79%.2 (Of course past performance is not a guarantee of future results.) As the Fund is a "balanced" portfolio containing both stocks and bonds, this return is higher than the Lehman Government/Corporate Bond Index return of 19.24%, and is below the S&P 500 return of 37.46% for the same period.1
      Total Return Portfolio generally holds 30% in stocks and 30% in bonds, with the remaining 40% allocated according to market conditions. Our strategy involves gradually adjusting the Fund's holdings according to shifts in the stock and bond markets. This flexibility allows us to pursue consistent returns in all market cycles.
      VIF-Total Return's asset allocation has favored equities all year long. This has proven beneficial to our performance, since stocks have clearly outperformed bonds. The best performing sectors during the fourth quarter were consumer staples, capital goods, and energy, with top returns realized over the last quarter from Kimberly-Clark Corp and Eli Lilly Co. Stock selection is based upon a "bottom-up, value" process that evaluates a company's historical profitability relative to its current price. General characteristics of the resulting portfolio of stocks usually include a low price/earnings ratio and a higher-than-average yield.
      The Fund's fixed-income segment invests only in Treasury and investment grade corporate bonds. Our long maturity bond profile has benefited performance throughout the year. With low inflation and moderate economic activity, interest rates have not seen upward pressure. As a result, we continue to emphasize longer duration investments.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO VIF-Total Return Portfolio to the value of a $10,000 investment in the S&P 500 Index and Lehman Government/Corporate Bond Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (6/94) through 12/31/95.

Fund Manager
     VIF-Total Return Portfolio is managed by Edward C. Mitchell, president of INVESCO Capital Management, Inc. He earned his MBA at the University of Colorado and a BA from the University of Virginia. A Chartered Financial Analyst, Mr. Mitchell began his investment career in 1969.
     He is assisted by David S. Griffin, who began his investment career in 1982. Mr. Griffin holds an MBA from the College of William and Mary, as well as a BA from Ohio Wesleyan University. He is a Chartered Financial Analyst.

VIF-High Yield Portfolio
      VIF-High Yield Portfolio had a total return of 19.76% for the one-year period ended 12/31/95, tracking with a total return of 19.90% for the Merrill Lynch High Yield Master Index1 for the same period.2 (Of course, past performance is not a guarantee of future results.)
      The Fund's strong total return during 1995 can be attributed to investing primarily in below-investment-grade corporate bonds, which have presented significant potential for both growth and income in recent months.
      We focus on a variety of opportunities for appreciation. One has been cyclical companies with "near-death experiences." Having survived bankruptcy and appearing to successfully restructure balance sheets and reduce debt, companies such as USG Corp have seen ratings improvement and subsequent price appreciation.
      Special situations provide another growth prospect. For example, CONVEX Computer held a CCC rating at year-end, despite its recent acquisition by AA-rated Hewlett-Packard Co. We anticipate that when the ratings catch up with the acquisition, appreciation in the price of this security may follow.

                                   High Yield Portfolio
                                Average Annual Total Return
                                      as of 12/31/952

                           1 year                       19.76%
                           -----------------------------------
                           Since inception (5/94)       11.83%
                           -----------------------------------

      In addition to growth potential in the broad fixed-income market, we have found that conditions within certain sectors present opportunities as well. Cable television, telecommunications and broadcasting are currently attractive, due to improving creditworthiness and heightened takeover activity.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO VIF-High Yield Portfolio to the value of a $10,000 investment in the Merrill Lynch High Yield Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (5/94) through 12/31/95.

Fund Manager
     Donovan J. (Jerry) Paul manages the VIF-High Yield Portfolio. He earned his MBA from the University of Northern Iowa, as well as a BBA from the University of Iowa. A Chartered Financial Analyst, Mr. Paul has more than 20 years of experience in the securities industry. He joined INVESCO in 1994; previously he was director of fixed-income research for Stein, Roe & Farnham. Mr. Paul is also co-manager of VIF-Industrial Income Portfolio.

VIF-Utilities Portfolio
                                    Utilities Portfolio
                                Average Annual Total Return
                                      as of 12/31/952

                           1 year                        9.08%
                           -----------------------------------
                           Since inception (1/95)        9.08%
                           -----------------------------------

      VIF-Utilities Portfolio had a total return of 9.08% for the one year period ended 12/31/95, compared to a return of 24.17% by the Dow Jones Utilities Index for the same period.2 (Of course, past performance is not a guarantee of future results.)

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO VIF-Utilities Portfolio to the value of a $10,000 investment in the Dow Jones Utilities Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/95) through 12/31/95.

     Since becoming fully invested during the fourth quarter, however, Utilities Portfolio has outperformed the Index. For the three month period ended 12/31/95, we achieved a total return of 7.15%, significantly exceeding the Dow Jones Utilities Index return of 5.19% for the same period.2 Our heaviest weighting is in electric utilities to capitalize on the rally in long-term bonds. However, should interest rates rise, utilities in general and electric utilities in particular would come under some pressure.
     With this in mind, the portfolio includes a broad cross-section of the various utility sectors. In particular, we are placing an emphasis on growth-oriented companies such as Southern New England Telecommunications. Over the long-term, we expect utilities to continue in their traditional role of providing a hedge against market downturns while distributing above-average dividends.

Fund Manager
      VIF-Utilities Portfolio is managed by INVESCO Vice President Brian F. Kelly. A Certified Public Accountant, he holds an MBA and JD from the University of Iowa, as well as a BA from the University of Notre Dame. Before joining INVESCO in 1993, Mr. Kelly was senior equity investment analyst with Sears Investment Management Company.

1 THE S&P 500 AND DOW JONES INDUSTRIAL AVERAGE ARE UNMANAGED INDEXES CONSIDERED REPRESENTATIVE OF THE PERFORMANCE OF THE BROAD U.S. STOCK MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS AN UNMANAGED INDEX ILLUSTRATING THE BROAD FIXED-INCOME MARKET. THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED INDEX ILLUSTRATING THE BELOW-INVESTMENT-GRADE FIXED-INCOME MARKET. THE DOW JONES UTILITY INDEX IS AN UNMANAGED INDEX REPRESENTING THE BROAD UTILITY STOCK MARKET.

2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

INVESCO Variable Investment Funds, Inc.
Statement of Investment Securities
December 31, 1995

                                                  Country     Shares, Units
                                                  Code if      or Principal
Description                                        Non US            Amount             Value
HIGH YIELD  Portfolio
FIXED INCOME  SECURITIES  83.91%
Corporate  Bonds 83.91%
ADVERTISING 1.91%
Outdoor Systems, Sr Notes,
   10.750%, 8/15/2003                                             $ 100,000          $ 97,000
                                                                                   ----------
AEROSPACE & DEFENSE 2.07%
Howmet Corp, Sr Sub Notes^,
   10.000%, 12/1/2003                                               100,000           105,000
                                                                                   ----------
AUTOMOBILE RELATED 0.82%
Venture Holdings Trust, Sr Sub
   Notes, 9.750%, 4/1/2004                                           50,000            41,500
                                                                                   ----------
BROADCASTING 13.23%
Act III Broadcasting, Sr Sub
   Notes, 10.250%, 12/15/2005                                       100,000           102,125
Allbritton Communications,
   Sr Sub Deb, 11.500%, 8/15/2004                                   100,000           105,125
Argyle Television, Sr Sub Notes,
   9.750%, 11/1/2005                                                100,000            99,000
Benedek Broadcasting, Sr Secured
   Notes, 11.875%, 3/1/2005                                         100,000           106,000
EZ Communications, Sr Sub Notes,
   9.750%, 12/1/2005                                                100,000           100,500
Granite Broadcasting, Sr Sub
   Notes, Series A, 10.375%,
   5/15/2005                                                        100,000           102,500
Outlet Broadcasting, Sr Sub Notes,
   10.875%, 7/15/2003                                                50,000            55,500
                                                                                   ----------
                                                                                      670,750
                                                                                   ----------
CABLE TELEVISION 13.51%
Cablevision Industries, Sr Deb,
   Series B, 9.250%, 4/1/2008                                       152,000           164,160
Continental Cablevision, Sr
   Notes^, 8.300%, 5/15/2006                                        100,000           100,000
Diamond Cable Communications PLC,
   Sr Discount Step-Up Notes
   Zero Coupon^^, 12/15/2005                           UK           200,000           118,000
Galaxy Telecom LP/Galaxy Telecom
   Capital, Sr Sub Notes 12.375%,
   10/1/2005                                                        100,000            99,000





Marcus Cable LP/Marcus Cable
   Capital III, Sr Discount
   Step-Up Notes Zero Coupon^^,
   12/15/2005                                                       150,000           102,000
Viacom Inc, Sub Deb, 8.000%,
   7/7/2006                                                         100,000           102,008
                                                                                   ----------
                                                                                      685,168
                                                                                   ----------
CHEMICALS 2.83%
NL Industries, Sr Secured Discount
   Step-Up Notes Zero Coupon^^, 10/15/2005                           50,000            38,375
Rexene Corp, Sr Notes, 11.750%, 12/1/2004                           100,000           105,250
                                                                                   ----------
                                                                                      143,625
                                                                                   ----------
COMPUTER RELATED 2.66%
CONVEX Computer, Conv Sub Deb,
   6.000%, 3/1/2012                                                 150,000           134,625
                                                                                   ----------
ELECTRONICS 1.74%
Zenith Electronics, Conv Sub Deb,
   6.250%, 4/1/2011                                                 125,000            88,125
                                                                                   ----------
HEALTH CARE RELATED 2.19%
Tenet Healthcare, Sr Sub Notes,
   10.125%, 3/1/2005                                                100,000           110,750
                                                                                   ----------
MANUFACTURING 1.77%
Plastic Specialties & Technologies,
   Sr Secured Notes 11.250%, 12/1/2003                              100,000            90,000
                                                                                   ----------
OFFICE EQUIPMENT 1.92%
Dictaphone Corp, Sr Sub Notes,
   11.750%, 8/1/2005                                                100,000            97,500
                                                                                   ----------
OIL & GAS RELATED 4.08%
Gulf Canada Resources Ltd, Sr Sub Deb,
   9.250%, 1/15/2004                                   CA           100,000           103,566
TransTexas Gas, Sr Secured Notes,
   11.500%, 6/15/2002                                               100,000           103,250
                                                                                   ----------
                                                                                      206,816
                                                                                   ----------
PAPER & PAPER PRODUCTS 8.61%
Crown Paper, Sr Sub Notes, 11.000%,
   9/1/2005                                                         100,000            87,500
Gaylord Container, Sr Sub Discount
   Step-Up Deb Zero Coupon^^, 5/15/2005                             100,000            98,000
Repap New Brunswick, 2nd Priority Sr
   Secured Notes 10.625%, 4/15/2005                    CA            50,000            48,750
Tembec Finance, Gtd Sr Notes, 9.875%,
   9/30/2005                                           CA           100,000            98,500





Williamhouse-Regency of Delaware,
   Sr Sub Notes^ 13.000%, 11/15/2005                                100,000           103,750
                                                                                   ----------
                                                                                      436,500
                                                                                   ----------
PRINTING & PUBLISHING 1.98%
American Media Operations, Sr Sub Notes,
   11.625%, 11/15/2004                                              100,000           100,500
RECREATION PRODUCTS & SERVICES 7.27%
Aztar Corp, Sr Sub Notes, 13.750%, 10/1/2004                         50,000            55,375
Empress River Casino Finance, Gtd Sr Notes,
   10.750%, 4/1/2002                                                100,000           102,000
Grand Casinos, Gtd 1st Mortgage Notes,
   10.125%, 12/1/2003                                               100,000           104,250
Trump Hotels & Casino Resorts Holdings
   LP/Trump Hotels & Casino Resorts Funding,
   Sr Secured Notes, 15.500%, 6/15/2005                             100,000           107,000
                                                                                   ----------
                                                                                      368,625
                                                                                   ----------
RETAIL 6.51%
Penn Traffic, Sr Notes, 8.625%, 12/15/2003                          100,000            88,625
Samsonite Corp, Sr Sub Notes, Series B,
   11.125%, 7/15/2005                                                50,000            49,000
TLC Beatrice International Holdings,
   Sr Secured Notes 11.500%, 10/1/2005                              100,000            98,750
TPI Enterprises, Gtd Conv Sub Deb, 8.250%,
   7/15/2002                                                        100,000            93,500
                                                                                   ----------
                                                                                      329,875
                                                                                   ----------
TELECOMMUNICATIONS 8.80%
Centennial Cellular, Sr Notes, 8.875%,
   11/1/2001                                                        100,000            98,250
Comcast Cellular, Sr Participating
   Redeemable Notes, Series B Zero Coupon^^,
   3/5/2000                                                         100,000            76,750
IntelCom Group, Sr Discount Step-Up Notes^
   Zero Coupon^^, 9/15/2005                                         100,000            57,250
Mobile Telecommunication Technologies,
   Sr Sub Discount Notes 13.500%, 12/15/2002                        100,000           111,000
MobileMedia Corp, Sr Sub Notes, 9.375%,
   11/1/2007                                                        100,000           103,000
                                                                                   ----------
                                                                                      446,250
                                                                                   ----------
TRANSPORTATION 2.01%
Stena AB, Sr Notes, 10.500%, 12/15/2005                SW           100,000           102,000
                                                                                   ----------
TOTAL FIXED INCOME SECURITIES
   (Cost $4,209,981)                                                                4,254,609
                                                                                   ----------





PREFERRED STOCKS 1.11%
ELECTRICAL EQUIPMENT 1.11%
BCP/Essex Holdings, Series B, Jr Sub Deb,
   15.000% (Cost $52,580)                                             2,234            56,397
                                                                                   ----------
OTHER SECURITIES 6.11%
CABLE TELEVISION 2.05%
Wireless One,  Units  (Each unit
   consists  of one $1,000  face  amount Sr Note,
   13.000%, 10/15/2003 and 3 wrnts to buy
   equal number of shrs of cmn stock)                                   100           104,000
                                                                                   ----------
RECREATION PRODUCTS & SERVICES 0.46%
Casino America, Units (Each unit consists
   of one $1,000 face amount 1st Mortgage
   Note, 11.500%, 11/15/2001 and 3.263 wrnts
   to buy 1.5 shrs of cmn stock)                                         25            23,375
                                                                                   ----------
TELECOMMUNICATIONS 3.60%
American Communications Services, Units^
   (Each unit consists of one $1,000 face
   amount Sr Discount  Step-Up Note, Zero
   Coupon^^ 11/1/2005 and 1 wrnt to
   buy 12.8 shrs of cmn stock)                                          100            55,250
Comunicacion  Cellular SA,  Units^ (Each unit
   consists of one $1,000 face amount
   Sr Deferred Step-Up, Zero Coupon^^,
   11/15/2003 and one wrnt to buy 12,860
   shrs of cmn stock)                                  CO               100            56,500
GSTTelecommunications,  Units^  (Each unit
   consists of eight $1,000 face amount
   Sr Discount  Step-Up  Notes,  Zero  Coupon^^,
   12/15/2005 and one $1,000 face
   amount Conv Sr Sub Discount Step-Up Notes
   Zero Coupon^^, 12/15/2005)                                            15            70,500
                                                                                   ----------
                                                                                      182,250
                                                                                   ----------
TOTAL OTHER SECURITIES
   (Cost $302,398)                                                                    309,625
                                                                                   ----------
SHORT-TERM INVESTMENTS
   - US GOVERNMENT AGENCY OBLIGATIONS 8.87%
Federal Farm Credit Bank, 5.670%, 1/2/1996                          350,000           349,945
Federal Home Loan Mortgage, 5.580%, 1/4/1996                        100,000            99,953
                                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $449,898)                                                                    449,898
                                                                                   ----------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $5,014,857#)                                                             $ 5,070,529
                                                                                   ==========






INDUSTRIAL INCOME Portfolio
COMMON STOCKS 61.30%
AEROSPACE & DEFENSE 1.80%
Boeing Co                                                             1,000            78,375
Lockheed Martin                                                         900            71,100
                                                                                   ----------
                                                                                      149,475
                                                                                   ----------
AUTOMOBILE RELATED 1.12%
Chrysler Corp                                                         1,000            55,375
Eaton Corp                                                              700            37,537
                                                                                   ----------
                                                                                       92,912
                                                                                   ----------
BANKING 3.91%
BankAmerica Corp                                                      1,000            64,750
Chase Manhattan                                                       1,400            84,875
Citicorp                                                                500            33,625
First Chicago NBD                                                     1,267            50,047
Mellon Bank                                                           1,700            91,375
                                                                                   ----------
                                                                                      324,672
                                                                                   ----------
BUILDING & CONSTRUCTION PRODUCTS 0.76%
Masco Corp                                                            2,000            62,750
                                                                                   ----------
CABLE TELEVISION 0.44%
Comcast Corp Special Class A                                          2,000            36,375
                                                                                   ----------
CHEMICALS 6.97%
Agrium Inc                                                            5,000           225,000
ARCO Chemical                                                         2,000            97,250
Lawter International                                                  5,000            58,125
Olin Corp                                                             1,000            74,250
Vigoro Corp                                                           2,000           123,500
                                                                                   ----------
                                                                                      578,125
                                                                                   ----------
COMPUTER RELATED 1.71%
Hewlett-Packard Co                                                      600            50,250
International Business Machines                                       1,000            91,750
                                                                                   ----------
                                                                                      142,000
                                                                                   ----------
DIVERSIFIED COMPANIES 3.11%
AlliedSignal Inc                                                      1,000            47,500
General Electric                                                      1,000            72,000
Kansas City Southern Industries                                       1,500            68,625
Whitman Corp                                                          3,000            69,750
                                                                                   ----------
                                                                                      257,875
                                                                                   ----------






ELECTRICAL EQUIPMENT 0.88%
Honeywell Inc                                                         1,500            72,937
                                                                                   ----------
ELECTRONICS 1.35%
Intel Corp                                                              600            34,050
Nokia Corp Sponsored ADR Representing
   Ord A Shrs                                                         2,000            77,750
                                                                                   ----------
                                                                                      111,800
                                                                                   ----------
ENGINEERING 1.02%
Foster Wheeler                                                        2,000            85,000
                                                                                   ----------
FINANCE RELATED 4.32%
Allmerica Financial*                                                  8,000           216,000
American Express                                                      1,000            41,375
Block (H & R) Inc                                                     2,500           101,250
                                                                                   ----------
                                                                                      358,625
                                                                                   ----------
FOOD PRODUCTS & BEVERAGES 3.01%
CPC International                                                       700            48,037
General Mills                                                         1,000            57,750
Heinz (H J) Co                                                        1,725            57,141
Quaker Oats                                                           1,000            34,500
Seagram Co Ltd                                                        1,500            51,937
                                                                                   ----------
                                                                                      249,365
                                                                                   ----------
HOTELS 0.74%
Hilton Hotels                                                         1,000            61,500
                                                                                   ----------
INSURANCE 2.24%
Allmerica Property & Casualty                                         4,000           108,000
Ohio Casualty                                                         2,000            77,500
                                                                                   ----------
                                                                                      185,500
                                                                                   ----------
MEDICAL EQUIPMENT & SUPPLIES 0.90%
Becton Dickinson                                                      1,000            75,000
                                                                                   ----------
MEDICAL RELATED - DRUGS 1.75%
American Home Products                                                  800            77,600
Pharmacia & Upjohn*                                                   1,740            67,425
                                                                                   ----------
                                                                                      145,025
                                                                                   ----------
MINING 0.93%
ASARCO Inc                                                            1,000            32,000
Newmont Mining                                                        1,000            45,250
                                                                                   ----------
                                                                                       77,250
                                                                                   ----------





OIL & GAS RELATED 7.20%
Amoco Corp                                                              500            35,938
Atlantic Richfield                                                      500            55,375
Dresser Industries                                                    4,000            97,500
Exxon Corp                                                              600            48,075
Halliburton Co                                                        1,000            50,625
Mobil Corp                                                              600            67,200
Schlumberger Ltd                                                        500            34,625
Sonat Inc                                                             3,000           106,875
Union Pacific Resources Group                                         4,000           101,500
                                                                                   ----------
                                                                                      597,713
                                                                                   ----------
PAPER & PAPER PRODUCTS 0.51%
Champion International                                                1,000            42,000
                                                                                   ----------
PHOTO EQUIPMENT 0.57%
Eastman Kodak                                                           700            46,900
                                                                                   ----------
PRINTING & PUBLISHING 0.91%
Donnelley (R R) & Sons                                                1,000            39,375
Time Warner                                                             950            35,981
                                                                                   ----------
                                                                                       75,356
                                                                                   ----------
REAL ESTATE RELATED 1.55%
Patriot American Hospitality*                                         5,000           128,750
                                                                                   ----------
RECREATION PRODUCTS & SERVICES 0.71%
Disney (Walt) Co                                                      1,000            59,000
                                                                                   ----------
RETAIL 1.85%
Jostens Inc                                                           2,000            48,500
Limited Inc                                                           3,000            52,125
Melville Corp                                                         1,200            36,900
Sears Roebuck & Co                                                      400            15,600
                                                                                   ----------
                                                                                      153,125
                                                                                   ----------
TELECOMMUNICATIONS 1.56%
AT&T Corp                                                             2,000           129,500
                                                                                   ----------
TOBACCO 0.65%
Philip Morris                                                           600            54,300
                                                                                   ----------
TRANSPORTATION 4.84%
Canadian National Railway Represented by
   Installment Receipts*                                             19,300           289,500
Illinois Central Series A                                             2,000            76,750
KLM Royal Dutch Airlines New York
   Registered Shrs                                                    1,000            35,250
                                                                                   ----------
                                                                                      401,500
                                                                                   ----------





UTILITIES 3.99%
Bell Atlantic                                                         1,000            66,875
GTE Corp                                                              1,000            44,000
Rochester Gas & Electric                                              1,500            33,938
U S WEST Communications Group                                         3,400           121,550
U S WEST Media Group*                                                 3,400            64,600
                                                                                   ----------
                                                                                      330,963
                                                                                   ----------
TOTAL COMMON STOCKS
   (Cost $4,467,785)                                                                5,085,293
                                                                                   ----------
PREFERRED STOCKS 0.66%
MINING 0.66%
Amax Gold, $3.75, Conv Pfd, Series B
   (Cost $48,795)                                                     1,000            54,500
                                                                                   ----------
FIXED INCOME SECURITIES 26.24%
US Government Obligations 10.10%
US Treasury Bonds, 7.625%, 2/15/2025                                250,000           305,469
US Treasury Notes, 6.500%, 5/15/2005+                               500,000           532,813
                                                                                   ----------
   TOTAL US GOVERNMENT OBLIGATIONS
   (Cost $819,015)                                                                    838,282
                                                                                   ----------
US Government Agency Obligations 2.96%
Federal Home Loan Mortgage Gold
   Participation Certificates   6.500%,
   11/1/2010 (Cost $241,782)                                        244,224           245,594
                                                                                   ----------
Corporate Bonds 13.18%
BROADCASTING 0.67%
Outlet Broadcasting, Sr Sub Notes,
   10.875%, 7/15/2003                                                50,000            55,500
                                                                                   ----------
CABLE TELEVISION 3.24%
Cablevision Industries, Sr Deb, Series B,
   9.250%, 4/1/2008                                                 100,000           108,000
Diamond Cable Communications PLC,
   Sr Discount Step-Up Notes Zero Coupon^^,
   12/15/2005                                                       100,000            59,000
Viacom Inc, Sub Deb, 8.000%, 7/7/2006                               100,000           102,008
                                                                                   ----------
                                                                                      269,008
                                                                                   ----------
CHEMICALS 0.63%
Rexene Corp, Sr Notes, 11.750%, 12/1/2004                            50,000            52,625
                                                                                   ----------
FOOD PRODUCTS & BEVERAGES 1.13%
Dr Pepper/Seven-Up Cos, Sr Sub Discount
   Step-Up Notes Zero Coupon^^, 11/1/2002                           100,000            93,750
                                                                                   ----------





HEALTH CARE RELATED 0.64%
Tenet Healthcare, Sr Notes, 8.625%,
   12/1/2003                                                         50,000            52,750
                                                                                   ----------
PRINTING & PUBLISHING 1.71%
News America Holdings
  Deb, 8.500%, 2/23/2025                                             25,000            28,935
  Sr Notes, 8.500%, 2/15/2005                                       100,000           112,693
                                                                                   ----------
                                                                                      141,628
                                                                                   ----------
RECREATION PRODUCTS & SERVICES 0.64%
United Artists Theatre Circuit, Sr
   Secured Notes, Series B^ 11.500%,
   5/1/2002                                                          50,000            53,250
                                                                                   ----------
RETAIL 1.30%
Revco (D S) Inc, Sr Notes, 9.125%, 1/15/2000                        100,000           108,000
                                                                                   ----------
TELECOMMUNICATIONS 1.21%
Lenfest Communications, Sr Secured Notes,
   8.375%, 11/1/2005                                                100,000           100,000
                                                                                   ----------
TRANSPORTATION 0.62%
Overseas Shipholding Group, Notes,
   8.000%, 12/1/2003                                                 50,000            51,586
                                                                                   ----------
UTILITIES 1.39%
Commonwealth Edison 1st Mortgage,
   8.375%, 10/15/2006                                               100,000           114,859
                                                                                   ----------
   TOTAL CORPORATE BONDS
   (Cost $1,075,013)                                                                1,092,956
                                                                                   ----------
TOTAL FIXED INCOME SECURITIES
   (Cost $2,135,810)                                                                2,176,832
                                                                                   ----------
SHORT-TERM INVESTMENTS -
   US GOVERNMENT AGENCY OBLIGATIONS 11.80%
Federal Farm Credit Bank, 5.650%, 1/8/1996                          130,000           129,898
Federal Home Loan Bank, 5.550%, 1/2/1996                            300,000           299,723
Federal Home Loan Mortgage
  5.600%, 1/8/1996                                                  100,000            99,922
  5.580%, 1/4/1996                                                  450,000           449,930
                                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $979,473)                                                                    979,473
                                                                                   ----------
TOTAL INVESTMENT  SECURITIES AT VALUE 100.00%
   (Cost $7,631,863#)                                                             $ 8,296,098
                                                                                   ==========






TOTAL RETURN Portfolio
COMMON STOCKS 65.00%
AEROSPACE & DEFENSE 3.24%
Boeing Co                                                               900            70,537
Lockheed Martin                                                         900            71,100
Raytheon Co                                                           1,600            75,600
                                                                                   ----------
                                                                                      217,237
                                                                                   ----------
AGRICULTURAL 1.10%
Archer-Daniels-Midland Co                                             4,100            73,800
                                                                                   ----------
AUTOMOBILE RELATED 1.08%
Ford Motor                                                            2,500            72,500
                                                                                   ----------
BANKING 6.16%
Comerica Inc                                                          1,900            76,237
First Chicago NBD                                                     1,700            67,150
First of America Bank                                                 1,600            71,000
First Union                                                           1,200            66,750
State Street Boston                                                   1,500            67,500
Wachovia Corp                                                         1,400            64,050
                                                                                   ----------
                                                                                      412,687
                                                                                   ----------
BUILDING & CONSTRUCTION PRODUCTS 1.09%
Sherwin-Williams Co                                                   1,800            73,350
                                                                                   ----------
CHEMICALS 1.82%
AKZO NV ADR                                                           1,300            75,400
Imperial Chemical Industries PLC ADR                                  1,000            46,750
                                                                                   ----------
                                                                                      122,150
                                                                                   ----------
COMPUTER RELATED 2.33%
Compaq Computer*                                                      1,500            72,000
Hewlett-Packard Co                                                    1,000            83,750
                                                                                   ----------
                                                                                      155,750
                                                                                   ----------
DIVERSIFIED COMPANIES 5.26%
du Pont (E I) de Nemours                                              1,000            69,875
General Electric                                                      1,000            72,000
Hanson PLC Sponsored ADR                                              4,600            70,150
Minnesota Mining & Manufacturing                                      1,100            72,875
Textron Inc                                                           1,000            67,500
                                                                                   ----------
                                                                                      352,400
                                                                                   ----------
FINANCE RELATED 0.97%
Dun & Bradstreet                                                      1,000            64,750
                                                                                   ----------






FOOD PRODUCTS & BEVERAGES 7.43%
Anheuser-Busch Cos                                                    1,300            86,937
General Mills                                                         1,400            80,850
Heinz (H J) Co                                                        2,350            77,844
Kellogg Co                                                              900            69,525
PepsiCo Inc                                                           1,500            83,812
Unilever NV New York Shrs                                               700            98,525
                                                                                   ----------
                                                                                      497,493
                                                                                   ----------
HOUSEHOLD APPLIANCES 1.19%
Whirlpool Corp                                                        1,500            79,875
                                                                                   ----------
INSURANCE 1.96%
Marsh & McLennan                                                        700            62,125
SAFECO Corp                                                           2,000            69,000
                                                                                   ----------
                                                                                      131,125
                                                                                   ----------
INVESTMENT BROKERS 1.08%
Morgan Stanley Group                                                    900            72,563
                                                                                   ----------
MEDICAL RELATED - DRUGS 3.45%
American Home Products                                                  800            77,600
Bristol-Myers Squibb                                                  1,000            85,875
Lilly (Eli) & Co                                                      1,200            67,500
                                                                                   ----------
                                                                                      230,975
                                                                                   ----------
OFFICE SUPPLIES 1.00%
Deluxe Corp                                                           2,300            66,700
                                                                                   ----------
OIL & GAS RELATED 4.56%
Amoco Corp                                                            1,300            93,437
Exxon Corp                                                              900            72,112
Repsol SA Sponsored ADR                                               2,100            69,038
Royal Dutch Petroleum 5 Gldr Shrs                                       500            70,563
                                                                                   ----------
                                                                                      305,150
                                                                                   ----------
PAPER & PAPER PRODUCTS 0.99%
Kimberly-Clark Corp                                                     800            66,200
                                                                                   ----------
POLLUTION CONTROL SERVICES 0.98%
WMX Technologies                                                      2,200            65,725
                                                                                   ----------
PRINTING & PUBLISHING 0.92%
Gannett Co                                                            1,000            61,375
                                                                                   ----------
RETAIL 5.71%
Circuit City Stores                                                   2,500            69,062
Genuine Parts                                                         1,600            65,600
Giant Food Class A                                                    2,200            69,300
K mart Corp                                                           6,500            47,125





Melville Corp                                                         2,100            64,575
Penney (J C) Co                                                       1,400            66,675
                                                                                   ----------
                                                                                      382,337
                                                                                   ----------
TEXTILES & APPAREL MANUFACTURERS 1.73%
Liz Claiborne                                                         2,000            55,500
Shaw Industries                                                       4,100            60,475
                                                                                   ----------
                                                                                      115,975
                                                                                   ----------
TOBACCO 2.45%
American Brands                                                       1,600            71,400
Philip Morris                                                         1,000            90,500
Schweitzer-Mauduit International*                                        80             1,850
                                                                                   ----------
                                                                                      163,750
                                                                                   ----------
TRANSPORTATION 1.98%
Illinois Central Series A                                             1,800            69,075
Roadway Services                                                      1,300            63,538
                                                                                   ----------
                                                                                      132,613
                                                                                   ----------
UTILITIES 6.52%
CINergy Corp                                                          2,300            70,437
NYNEX Corp                                                            1,300            70,200
SCEcorp                                                               4,000            71,000
Telefonica de Espana SA Sponsored ADR                                 1,700            71,188
Telefonos de Mexico SA de CV Sponsored
   ADR Representing Ord Series L Shrs                                 2,500            79,688
Texas Utilities                                                       1,800            74,025
                                                                                   ----------
                                                                                      436,538
                                                                                   ----------
TOTAL COMMON STOCKS
   (Cost $3,956,474)                                                                4,353,018
                                                                                   ----------
FIXED INCOME SECURITIES 25.88%
US Government Obligations 25.88%
US Treasury Bonds
   9.375%, 2/15/2006                                                250,000           321,640
   9.250%, 2/15/2016                                                150,000           206,297
   8.125%, 8/15/2019                                                100,000           125,750
   7.250%, 8/15/2022                                                225,000           260,508
US Treasury Notes
   8.000%, 1/15/1997                                                150,000           154,078
   7.250%, 8/15/2004                                                200,000           222,437
   6.375%, 7/15/1999                                                225,000           232,523
   6.375%, 8/15/2002                                                200,000           210,125
                                                                                   ----------
TOTAL FIXED INCOME SECURITIES
   (Cost $1,601,362)                                                                1,733,358
                                                                                   ----------





SHORT-TERM  INVESTMENTS  9.12%
  Commercial  Paper 6.88%
  FINANCE  RELATED  6.88%
Progress Capital Holdings, 5.620%,
   1/30/1996 (Cost $460,904)                                        463,000           460,904
                                                                                   ----------
Repurchase Agreements 2.24%
Repurchase Agreement with State Street
   Bank & Trust Co dated  12/29/1995
   due 1/2/1996 at 5.000%, repurchased at
   $150,083 (Collateralized by US Treasury
   Bonds due 5/15/2016 at 7.250%,
   value $154,646) (Cost $150,000)                                 150,000            150,000
                                                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $610,904)                                                                    610,904
                                                                                   ----------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $6,168,740#)                                                             $ 6,697,280
                                                                                   ==========

UTILITIES Portfolio
COMMON STOCKS 91.87%
ELECTRICAL EQUIPMENT 2.53%
TII Industries*                                                         700             6,213
                                                                                   ----------
ELECTRONICS 1.58%
Nokia Corp Sponsored ADR Representing
   Ord A Shrs                                                           100             3,887
                                                                                   ----------
OIL & GAS RELATED 23.60%
Essex County Gas                                                        450            11,587
Key Production*                                                         800             4,400
Louis Dreyfus Natural Gas*                                              550             8,319
Panaco Inc*                                                           1,400             6,213
Petro-Canada Represented by Installment
   Receipts*                                                          1,900            10,925
Sonat Inc                                                               250             8,906
Union Pacific Resources Group                                           300             7,612
                                                                                   ----------
                                                                                       57,962
                                                                                   ----------
TELECOMMUNICATIONS 6.86%
Frontier Corp                                                           350            10,500
Lincoln Telecommunications                                              300             6,338
                                                                                   ----------
                                                                                       16,838
                                                                                   ----------
Utilities 57.30%
ELECTRIC 25.72%
Central Louisiana Electric                                              100             2,687
CILCORP Inc                                                             100             4,238
Commonwealth Energy Systems SBI                                         150             6,713
Empire District Electric                                                300             5,362





Florida Public Utilities                                                200             3,775
IES Industries                                                          300             7,950
Interstate Power                                                        100             3,325
MidAmerican Energy                                                      200             3,350
Montana Power                                                           100             2,263
Nevada Power                                                            200             4,450
Northwestern Public Service                                             300             8,400
Orange & Rockland Utilities                                             100             3,575
Public Service of Colorado                                              100             3,538
Public Service of New Mexico*                                           200             3,525
                                                                                   ----------
                                                                                       63,151
                                                                                   ----------
GAS 10.13%
Chesapeake Utilities                                                    550             8,044
Columbia Gas System*                                                    100             4,387
Connecticut Energy                                                      200             4,450
ONEOK Inc                                                               350             8,006
                                                                                   ----------
                                                                                       24,887
                                                                                   ----------
TELEPHONE 21.45%
ALLTEL Corp                                                             200             5,900
Ameritech Corp                                                          100             5,900
BellSouth Corp                                                          100             4,350
Century Telephone Enterprises                                           200             6,350
Cincinnati Bell                                                         100             3,475
GTE Corp                                                                100             4,400
NYNEX Corp                                                              100             5,400
Southern New England Telecommunications                                 200             7,950
U S WEST Communications Group                                           250             8,937
                                                                                   ----------
                                                                                       52,662
                                                                                   ----------
   TOTAL UTILITIES                                                                    140,700
                                                                                   ----------
TOTAL COMMON STOCKS
   (Cost $211,125)                                                                    225,600
                                                                                   ----------
SHORT-TERM INVESTMENTS -
   US GOVERNMENT AGENCY OBLIGATIONS 8.13%
Federal National Mortgage Association,
   5.600%, 1/10/1996+ (Cost $19,972)                                 20,000            19,972
                                                                                   ----------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $231,097#)                                                                 $ 245,572

                                                                                   ==========

^^ Step up bonds are obligations which increase the interest payment rate at a specific point in time. Rate shown reflects current rate which may step up at a future date.

# Also represents cost for income tax purposes.

* Security is non-income producing.

+ Security has been designated as collateral for installment receipts.

^ The following are restricted securities at December 31, 1995:

                                                                                     Value as
                                              Acquisition       Acquisition              % of
Description                                       Date(s)              Cost        Net Assets
---------------------------------------------------------------------------------------------
High Yield Portfolio
American Communications Services,
   Units                                          11/9/95          $ 53,515             1.06%
Comunicacion Cellular SA, Units                  11/17/95            53,204              1.08
Continental Cablevision, Sr Notes
   8.300%, 5/15/2006                              12/8/95            99,679              1.91
GST Telecommunications, Units                    12/14/95            62,554              1.35
Howmet Corp, Sr Sub Notes
   10.000%, 12/1/2003                            11/22/95           100,000              2.01
IntelCom Group, Sr Discount Step-Up
   Notes Zero Coupon, 9/15/2005                    8/3/95            51,344              1.09
Williamhouse-Regency of Delaware,
   Sr Sub Notes, 13.000%, 11/15/2005             11/17/95           100,000              1.98
                                                                                   ----------
                                                                                       10.48%
                                                                                   ==========

Industrial Income Portfolio
United Artists Theatre Circuit,
   Sr Secured Notes                            10/19/94-
   Series B, 11.500%, 5/1/2002                    5/11/95           54,213              0.64%
                                                                                   ==========

Summary of Investments by Country

                                                                       % of
                                                  Country        Investment
Country                                              Code        Securities             Value
---------------------------------------------------------------------------------------------
High Yield Portfolio
Canada                                                 CA             4.95%          $250,816
Columbia                                               CO              1.11            56,500
Switzerland                                            SW              2.01           102,000
United Kingdom                                         UK              2.33           118,000
United States                                          US             89.60         4,543,213
                                                                  ---------------------------
                                                                    100.00%        $5,070,529
                                                                  ===========================

See Notes to Financial Statements

INVESCO Variable Investment Funds, Inc.
Statement of Assets and Liabilities
December 31, 1995

                                                                 High        Industrial             Total
                                                                Yield            Income            Return         Utilities
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                         ------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                                 $5,014,857        $7,631,863        $6,168,740          $231,097
                                                         ==================================================================
   At Value                                                $5,070,529        $8,296,098        $6,697,280          $245,572
Cash                                                           40,188           149,293             4,462            86,807
Receivables:
   Investment Securities Sold                                   1,567                 0                 0                 0
   Fund Shares Sold                                            41,193            22,500           240,431                 0
   Dividends and Interest                                      85,235            45,532            54,649               695
Organization Costs                                             11,046            11,046            11,046            11,046
Prepaid Expenses and Other Assets                                 503               472               414                72
                                                         ------------------------------------------------------------------
TOTAL ASSETS                                                5,250,261         8,524,941         7,008,282           344,192
                                                         ------------------------------------------------------------------
LIABILITIES
Payables:
   Investment Securities Purchased                                  0            93,500           438,089            37,571
   Fund Shares Repurchased                                         20            51,954                 0                 0
Accrued Expenses and Other Payables                            17,194            17,189            17,196            16,829
                                                         ------------------------------------------------------------------
TOTAL LIABILITIES                                              17,214           162,643           455,285            54,400
                                                         ------------------------------------------------------------------
Net Assets at Value                                        $5,233,047        $8,362,298        $6,552,997          $289,792
                                                         ==================================================================
NET ASSETS
Paid-in Capital*                                           $5,177,436        $7,698,263       $ 6,020,008          $275,375
Accumulated Undistributed (Overdistributed)
   Net Investment Income                                        (143)             (200)             4,449               117
Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities and
   Foreign Currency Transactions                                   82                 0                 0             (175)
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                           55,672           664,235           528,540            14,475
                                                         ------------------------------------------------------------------
Net Assets at Value                                        $5,233,047        $8,362,298       $ 6,552,997          $289,792
                                                         ==================================================================
Shares Outstanding                                            473,935           664,722           539,662            26,744
Net Asset Value, Offering and Redemption
   Price per Share                                         $    11.04        $    12.58       $     12.14          $  10.84
                                                         ==================================================================

* The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Variable Investment Funds, Inc.
Statement of Operations
Year Ended December 31, 1995

                                                                 High        Industrial             Total
                                                                Yield            Income            Return         Utilities
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                         ------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $469           $61,377           $52,476            $1,547
Interest                                                      259,999            97,682           106,486             1,046
  Foreign Taxes Withheld                                            0             (225)           (1,031)                 0
                                                         ------------------------------------------------------------------
  TOTAL INCOME                                                260,468           158,834           157,931             2,593
                                                         ------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                       16,298            27,073            24,649               467
Transfer Agent Fees                                             5,000             5,000             5,000             5,000
Administrative Fees                                            10,407            10,541            10,493            10,011
Custodian Fees and Expenses                                     4,670             5,615             6,076               734
Directors' Fees and Expenses                                    7,597             7,610             7,608             7,502
Organization Expenses                                           3,682             3,682             3,682             3,682
Professional Fees and Expenses                                 17,451            18,537            17,952            14,890
Registration Fees and Expenses                                    268               240               385               106
Reports to Shareholders                                         3,565             2,395             4,704             1,194
Other Expenses                                                  4,740             2,559             2,033               951
                                                         ------------------------------------------------------------------
   TOTAL EXPENSES                                              73,678            83,252            82,582            44,537
   Fees and Expenses Absorbed
     by Investment Adviser                                   (47,278)          (46,031)          (49,223)          (43,134)
   Fees and Expenses Paid Indirectly                          (4,670)           (4,733)           (3,780)             (734)
                                                         ------------------------------------------------------------------
     NET EXPENSES                                              21,730            32,488            29,579               669
                                                         ------------------------------------------------------------------
NET INVESTMENT INCOME                                         238,738           126,346           128,352             1,924
                                                         ------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency Transactions               171,439           170,187             2,985             (175)
Change in Net Appreciation on Investment
   Securities and Foreign Currency Transactions                55,093           660,022           529,556            14,475
                                                         ------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                             226,532           830,209           532,541            14,300
                                                         ------------------------------------------------------------------
Net Increase in Net Assets from Operations                   $465,270          $956,555          $660,893           $16,224
                                                         ==================================================================

See Notes to Financial Statements

INVESCO Variable Investment Funds, Inc.
Statement of Changes in Net Assets

                                                                     High Yield                      Industrial Income
                                                                     Portfolio                          Portfolio
                                                           Year Ended      Period Ended        Year Ended      Period Ended
                                                          December 31       December 31       December 31       December 31
                                                         ------------------------------      ------------------------------
                                                                 1995              1994              1995              1994
                                                                               (Note 1)                            (Note 1)
OPERATIONS
Net Investment Income                                        $238,738            $3,332          $126,346            $1,915
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                          171,439                82           170,187                 0
Change in Net Appreciation on Investment
   Securities and Foreign Currency Transactions                55,093               579           660,022             4,213
                                                         ------------------------------      ------------------------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                     465,270             3,993           956,555             6,128
                                                         ------------------------------      ------------------------------
DISTRIBUTIONS
   TO SHAREHOLDERS
Net Investment Income                                       (239,112)           (3,101)         (126,762)           (1,707)
Net Realized Gain on Investment Securities                  (171,439)                 0         (170,179)                 0
                                                         ------------------------------      ------------------------------
TOTAL DISTRIBUTIONS                                         (410,551)          (3,101)          (296,941)           (1,707)
                                                         ------------------------------      ------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                               7,336,473          653,782          8,978,068           554,351
Reinvestment of Distributions                                 410,551             3,101           296,941             1,707
                                                         ------------------------------      ------------------------------
                                                            7,747,024           656,883         9,275,009           556,058
Amounts Paid for Repurchases of Shares                    (3,192,335)          (59,136)       (2,096,909)          (60,895)
                                                         ------------------------------      ------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             4,554,689           597,747         7,178,100           495,163
                                                         ------------------------------      ------------------------------
Total Increase in Net Assets                                4,609,408          598,639          7,837,714           499,584
NET ASSETS
Initial Subscription (Note 1)                                       0            25,000                 0            25,000
Beginning of Period                                           623,639                 0           524,584                 0
                                                         ------------------------------      ------------------------------
End of Period                                              $5,233,047          $623,639        $8,362,298          $524,584
                                                         ==============================      ==============================
Accumulated Undistributed (Overdistributed)
   Net Investment Income Included
   in Net Assets at End of Period                              $(143)              $231            $(200)              $208

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                       0             2,500                 0             2,500
Shares Sold                                                   657,306            65,433           764,485            55,410
Shares Issued from Reinvestment
   of Distributions                                            37,188               310            23,604               169
                                                         ------------------------------      ------------------------------
                                                              694,494            68,243           788,089            58,079
Shares Repurchased                                          (282,878)           (5,924)         (175,375)           (6,071)
                                                         ------------------------------      ------------------------------
Net Increase in Fund Shares                                   411,616            62,319           612,714            52,008
                                                         ------------------------------      ------------------------------

See Notes to Financial Statements

INVESCO Variable Investment Funds, Inc.
Statement of Changes in Net Assets (Continued)

                                                                     Total Return                      Utilities
                                                                     Portfolio                         Portfolio

                                                           Year Ended      Period Ended        Year Ended      Period Ended
                                                          December 31       December 31       December 31       December 31
                                                         ------------------------------      ------------------------------
                                                                 1995              1994              1995              1994
                                                                               (Note 1)                            (Note 1)
OPERATIONS
Net Investment Income                                        $128,352            $9,035            $1,924                $0
Net Realized Gain (Loss) on Investment
   Securities and Foreign Currency Transactions                 2,985                 0             (175)                 0
Change in Net Appreciation
   (Depreciation) of Investment Securities
   and Foreign Currency Transactions                          529,556           (1,016)            14,475                 0
                                                         ------------------------------      ------------------------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                     660,893             8,019            16,224                 0
                                                         ------------------------------      ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                       (124,147)           (8,791)           (1,807)                 0
Net Realized Gain on Investment Securities                    (2,985)                 0                 0                 0
                                                         ------------------------------      ------------------------------
TOTAL DISTRIBUTIONS                                         (127,132)          (8,791)            (1,807)                 0
                                                         ------------------------------      ------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                               7,764,103         1,138,563           282,916                 0
Reinvestment of Distributions                                 127,132             8,791             1,807                 0
                                                         ------------------------------      ------------------------------
                                                            7,891,235         1,147,354           284,723                 0
Amounts Paid for Repurchases of Shares                    (2,926,643)         (116,938)          (34,348)                 0
                                                         ------------------------------      ------------------------------
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             4,964,592         1,030,416           250,375                 0
                                                         ------------------------------      ------------------------------
Total Increase in Net Assets                                5,498,353        1,029,644            264,792                 0
NET ASSETS
Initial Subscription (Note 1)                                       0            25,000                 0            25,000
Beginning of Period                                         1,054,644                 0            25,000                 0
                                                         ------------------------------      ------------------------------
End of Period                                              $6,552,997        $1,054,644          $289,792           $25,000
                                                         ==============================      ==============================
Accumulated Undistributed Net
   Investment Income Included in
   Net Assets at End of Period                                 $4,449              $244              $117                $0

FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                       0             2,500                 0             2,500
Shares Sold                                                   684,722           112,706            27,466                 0
Shares Issued from Reinvestment
   of Distributions                                            10,470               871               167                 0
                                                         ------------------------------      ------------------------------
                                                              695,192           116,077            27,633             2,500
Shares Repurchased                                          (260,017)          (11,590)           (3,389)                 0
                                                         ------------------------------      ------------------------------
Net Increase in Fund Shares                                   435,175           104,487            24,244             2,500
                                                         ==============================      ==============================

See Notes to Financial Statements

INVESCO Variable Investment Funds, Inc.
Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Variable Investment Funds, Inc. (the "Fund"), a Maryland Corporation, was incorporated on August 19, 1993, and consists of four separate portfolios: High Yield Portfolio, Industrial Income Portfolio, Total Return Portfolio and Utilities Portfolio (the "Portfolios"). The investment objectives of the respective Portfolios are: to seek the best possible current income for the Industrial Income Portfolio; to seek a high total return on investment through capital appreciation and current income for the Total Return Portfolio; to seek a high level of current income by investing principally in lower rated bonds and other debt securities and in preferred stock for the High Yield Portfolio; and to seek capital appreciation and income on securities of companies principally engaged in public utilities for the Utilities Portfolio. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. On December 16, 1993, the Fund issued and sold 2,500 shares of each Portfolio at $10.00 per share to INVESCO Funds Group, Inc. ("IFG"). Investment operations of the High Yield Portfolio commenced on May 27, 1994, the Industrial Income Portfolio on August 10, 1994, the Total Return Portfolio on June 2, 1994 and the Utilities Portfolio on January 1, 1995. The Fund's shares are not offered directly to the public but are sold exclusively to life insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies.
      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
            Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from dealers making a market for such securities.
            Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

            If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
            Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
            The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value..
            The High Yield Portfolio invests primarily in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.
            Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
            Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the United States.
D. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At December 31, 1995, the Utilities Portfolio had $175 in net capital loss carryovers which expire in the year 2003. Therefore, no federal income tax provision is required.

            Dividends  paid  by  the  Fund  from  net   investment   income  and
      distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 1995, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:
                                                   Qualifying
            Portfolio                             Percentages
            -------------------------------------------------
            High Yield Portfolio                        0.11%
            Industrial Income Portfolio                20.12%
            Total Return Portfolio                     33.22%
            Utilities Portfolio                        78.90%

            Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. As of December 31, 1995, there were no such differences.
F. ORGANIZATION COSTS - Organization costs of $73,640 advanced by IFG are amortized and are payable on a straight-line basis over a sixty-month period from the date the Fund commenced operations. IFG has agreed that if it redeems any of its initially acquired shares of the Fund during the five years from the date the Fund commenced operations, the proceeds payable to it in respect of such shares will be reduced by a pro rata share of the Fund's unamortized organization costs.
G. EXPENSES - Each of the Portfolios bears expenses incurred specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.
            Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Portfolio's average net assets as follows:

                                                 AVERAGE NET ASSETS
                                        -----------------------------------
                                     $0 to      $500 Million              Over
                                     $500             to $1                $1
Portfolio                            Million           Billion           Billion
--------------------------------------------------------------------------------
High Yield Portfolio                   0.60%             0.55%             0.45%
Industrial Income Portfolio            0.75%             0.65%             0.55%
Total Return Portfolio                 0.75%             0.65%             0.55%
Utilities Portfolio                    0.60%             0.55%             0.45%

   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the High Yield, Industrial Income and Utilities Portfolios are made by ITC. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provides that investment decisions of the Total Return Portfolio are made by ICM. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee of $5,000 per Portfolio per year. The fee is paid monthly at one-twelfth of the annual fee.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by each Portfolio.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended December 31, 1995, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                       Purchases             Sales
---------------------------------------------------------------------------
High Yield Portfolio                          $11,507,443        $7,511,919
Industrial Income Portfolio                     7,707,366         2,679,944
Total Return Portfolio                          3,625,772               715
Utilities Portfolio                               220,739             9,439

   The aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

Portfolio                                       Purchases             Sales
---------------------------------------------------------------------------
Industrial Income Portfolio                    $1,364,472          $368,112
Total Return Portfolio                          1,370,992           128,418

NOTE 4 - APPRECIATION AND DEPRECIATION. At December 31, 1995, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Portfolio were as follows:

                                   Gross             Gross               Net
Portfolio                      Appreciation      Depreciation      Appreciation
--------------------------------------------------------------------------------
High Yield Portfolio                 $95,696           $40,024           $55,672
Industrial Income Portfolio          726,130            61,895           664,235
Total Return Portfolio               571,016            42,476           528,540
Utilities Portfolio                   15,150               675            14,475

NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, ITC or ICM. At December 31, 1995, 9.41% of outstanding shares of Utilities Portfolio was held by IFG.
   The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.
   Pension expenses for the year ended December 31, 1995, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                   Unfunded
                                  Pension           Accrued           Pension
Portfolio                         Expenses     Pension Costs         Liability
------------------------------------------------------------------------------
High Yield Portfolio                     $7             $(31)             $(24)
Industrial Income Portfolio               9              (38)              (29)
Total Return Portfolio                    9              (38)              (29)
Utilities Portfolio                       0               (1)               (1)

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to redeem investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the fiscal year ended December 31, 1995, there were no such borrowings.

INVESCO Variable Investment Funds, Inc.
Financial Highlights
(For a Fund Share Outstanding throughout Each Period)

                                                                 Year            Period              Year            Period
                                                                Ended             Ended             Ended             Ended
                                                          December 31       December 31       December 31       December 31
                                                       --------------------------------    --------------------------------
                                                                 1995              1994              1995              1994
                                                                               (Note 1)                            (Note 1)
                                                           High Yield Portfolio                Industrial Income Portfolio
PER SHARE DATA
Net Asset Value - Beginning of Period                          $10.01            $10.00            $10.09            $10.00
                                                       --------------------------------    --------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.55              0.05              0.19              0.03
Net Gains on Securities
   (Both Realized and Unrealized)                                1.43              0.01              2.76              0.09
                                                       --------------------------------    --------------------------------
Total from Investment Operations                                 1.98              0.06              2.95              0.12
                                                       --------------------------------    --------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                             0.55              0.05              0.20              0.03
Distributions from Capital Gains                                 0.40              0.00              0.26              0.00
                                                       --------------------------------    --------------------------------
Total Distributions                                              0.95              0.05              0.46              0.03
                                                       --------------------------------    --------------------------------
Net Asset Value - End of Period                                $11.04            $10.01            $12.58            $10.09
                                                       ================================    ================================

TOTAL RETURN>                                                  19.76%            0.60%*            29.25%            1.23%*

RATIOS
Net Assets - End of Period ($000 Omitted)                      $5,233              $624            $8,362              $525
Ratio of Expenses to Average Net Assets#                       0.97%@            0.74%~            1.03%@            0.79%~
Ratio of Net Investment Income to
   Average Net Assets#                                          8.79%            2.72%~             3.50%            1.69%~
Portfolio Turnover Rate                                          310%              23%*               97%               0%*

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the period shown.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the High Yield and Industrial Income Portfolios were voluntarily absorbed by IFG for the year ended December 31, 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.71% and 30.38% for High Yield and 2.31% and 32.55% for Industrial Income, respectively, and ratio of net investment income to average net assets would have been 7.05% and
(26.92%) for High Yield and 2.22% and (30.07%) for Industrial Income, respectively.

@ Ratio reflects Total Expenses, less absorbed expenses by the investment adviser.

~ Annualized

INVESCO Variable Investment Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding throughout Each Period)

                                                                 Year            Period              Year            Period
                                                                Ended             Ended             Ended             Ended
                                                          December 31       December 31       December 31       December 31
                                                       --------------------------------    --------------------------------
                                                                 1995              1994              1995             1994+
                                                                               (Note 1)                            (Note 1)
                                                            Total Return Portfolio              Utilities Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                          $10.09            $10.00            $10.00            $10.00
                                                       --------------------------------    --------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.25              0.09              0.07              0.00
Net Gains on Securities
   (Both Realized and Unrealized)                                2.05              0.09              0.84              0.00
                                                       --------------------------------    --------------------------------
Total from Investment Operations                                 2.30              0.18              0.91              0.00
                                                       --------------------------------    --------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                             0.24              0.09              0.07              0.00
Distributions from Capital Gains                                 0.01              0.00              0.00              0.00
                                                       --------------------------------    --------------------------------
Total Distributions                                              0.25              0.09              0.07              0.00
                                                       --------------------------------    --------------------------------
Net Asset Value - End of Period                                $12.14            $10.09            $10.84            $10.00
                                                       ================================    ================================

TOTAL RETURN>                                                  22.79%            1.75%*             9.08%             0.00%

RATIOS
Net Assets - End of Period ($000 Omitted)                      $6,553            $1,055              $290               $25
Ratio of Expenses to Average Net Assets#                       1.01%@            0.86%~            1.80%@             0.00%
Ratio of Net Investment Income to
   Average Net Assets#                                          3.91%            3.86%~             2.47%             0.00%
Portfolio Turnover Rate                                            5%               0%*               24%                0%

+ All of the expenses for the Utilities Portfolio were voluntarily absorbed by IFG for the period ended December 31, 1994, since investment operations did not commence during 1994.

> Total return does not reflect expenses that apply to the related insurance policies, and inclusion of these charges would reduce the total return for the period shown.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Total Return and Utilities Portfolios were voluntarily absorbed by IFG for the year ended December 31, 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.51% and 16.44% for Total Return and 57.13% for Utilities, respectively, and ratio of net investment income to average net assets would have been 2.41% and (11.72%) for Total Return and (52.86%) for Utilities, respectively.

@ Ratio reflects Total Expenses, less absorbed expenses by the investment adviser.

~ Annualized

Report of Independent Accountants


To the Board of Directors and Shareholders of INVESCO Variable Investment Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the INVESCO Variable Investment Funds, Inc. (the "Fund") at December 31, 1995, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Denver, Colorado
January 31, 1996

INVESCO FUNDS


INVESCO Funds Group, Inc., (SM) Distributor
7800 E. Union Avenue
Post Office Box 173706
Denver, CO  80217-3706


1-800-525-8085
PAL(r): 1-800-424-8085


This information must be preceded or accompanied by a current prospectus.